Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Luke D'Angelo, certify that:

1.	I have reviewed this amendment to the Annual Report on Form 10-K/A of AppTech Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 25, 2020	/s/ Luke D'Angelo
Luke D'Angelo
Chairman of the Board of Directors and Interim
Chief Executive Officer of AppTech Corp.